                                                                    Exhibit 99.5

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST,
                           SERIES 2005-FFH1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[550,000,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                  MAY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]       SERIES 2005-FFH1
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           BNB COLLATERAL INFORMATION

DEAL NAME:                                     FFML 2005-FFH1
BLOOMBERG TICKER:                              FFML 2005-FFH1
ASSET CLASS:
ISSUER:

TRUSTEE:                                        Wells Fargo
LEAD MANAGER(S)                                Merrill Lynch
ISSUE DATE:


         ORIGINATORS                 % NAME

           1                 First Franklin (100.00%)
           2
           3

     MASTER SERVICER

           1               Wilshire Credit Corporation (100.00%)
           2

                                            WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

                                                              WA AVE                  NON -   NON    REFI    MI    NINA/NO
 FICO:     # LOANS     BALANCE $       %    BALANCE $   WAC    FICO   WA %LTV % DTI   PRIM  SF/PUD CACHOUT COVERED   DOC      IO
------     -------     ---------       -    ---------   ---    ----   ------- -----   ----  ------ ------- -------   ---      --
        NA                               0          0
 BELOW 500                               0          0
500 TO 520                               0          0
520 TO 540                               0          0
540 TO 560      1       312,000.00    0.42 312,000.00   8.625 557.000 100.000 33.000  0.000  0.000   0.000  0.000    0.000 100.000
560 TO 580     30     4,098,267.19    4.08 136,608.91   8.494 580.000 100.020 36.736  0.000  3.294   0.000  0.000    0.000  51.274
580 TO 600    529    71,012,786.14  183.16 134,239.67   8.423 590.343  99.944 39.219  0.000  6.982   1.204  0.000    0.000  42.072
600 TO 620    678    87,226,452.95   14.56 128,652.59   8.412 610.253  99.904 43.902  0.000  8.850  27.540  0.000    0.000  28.492
620 TO 640    447    64,571,331.06   10.78 144,454.88   8.186 628.623  99.941 43.097  0.000  9.553  26.242  0.000    0.000  34.336
640 TO 660    449    80,561,422.37   13.45 179,424.10   7.675 651.793  99.888 42.573  0.000 13.283  22.223  0.000    0.000  47.237
660 TO 680    400    77,118,400.62   12.87 192,796.00   7.570 670.406  99.955 43.469  0.000 12.086  22.406  0.000    0.000  49.037
680 TO 700    365    74,974,859.62   12.52 205,410.57   7.455 690.272 100.073 43.201  2.091 14.659  15.686  0.000    0.000  40.777
700 TO 750    447   100,378,228.24   16.76 224,559.79   7.344 721.147 100.022 42.782  3.027 20.407   9.707  0.000    0.000  44.045
  750 PLUS    162    38,770,164.69    6.47 239,322.00   7.345 770.618 100.035 42.438  4.103 30.596   4.659  0.000    0.000  54.855
     TOTAL   3508   599,023,912.88  275.07 170,759.38   7.814 661.946  99.967 42.601  1.035 13.746  16.746  0.000    0.000  41.941
             ----   --------------  ------ ----------   ----- -------  ------ ------  ----- ------  ------  -----    -----  ------
FICO MEAN:    662                  MEDIAN:        644 STDDEV:      50

                                            WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

                                                              WA AVE                 NON -   NON      REFI    MI    NINA/NO
 LTV:      # LOANS     BALANCE $       %    BALANCE $   WAC    FICO   WA %LTV % DTI   PRIM  SF/PUD  CACHOUT COVERED   DOC     IO
-----      -------     ---------       -    ---------   ---    ----   ------- -----   ----  ------  ------- -------   ---     --
 BELOW 50                                0
 50 TO 55                                0
 55 TO 60                                0
 60 TO 65                                0
 65 TO 70                                0
 70 TO 75       1       399,100.00    0.07 399,100.00   8.250 656.000  72.560 36.000  0.000 100.000  0.000  0.000   0.000   0.000
 75 YO 80                               --
 80 YO 85                               --
 85 YO 90                               --                 --
 90 TO 95                               --                 --
95 TO 100     309    64,274,276.55   10.73 208,007.37   7.660 666.118  99.256 43.533  1.944  13.821 24.643  0.000   0.000   47.774
 100 PLUS    3198   534,350,536.33   89.20 167,088.97   7.833 661.449 100.074 42.494  0.926  13.672 15.809  0.000   0.000   41.271
    TOTAL    3508   599,023,912.88  100.00 170,759.38   7.814 661.946  99.967 42.601  1.035  13.746 16.746  0.000   0.000   41.941
             ----   --------------  ------ ----------   ----- -------  ------ ------  -----  ------ ------  -----   -----   ------
LTV MEAN:   99.97                   MEDIAN     100.00 STD DEV    0.73

                                            WA LOAN                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

                                                                 WA AVE                 NON -   NON   REFI      MI    NINA/NO
  DTI:        # LOANS     BALANCE $       %    BALANCE $   WAC    FICO   WA %LTV % DTI   PRIM  SF/PUD CACHOUT COVERED   DOC     IO
---------     -------     ---------       -    ---------   ---    ----   ------- -----   ----  ------ ------- -------   ---     --
 BELOW 20      81    11,454,680.02    1.91 141,415.80   7.876 661.299 100.016 15.557  5.880  5.275 20.415  0.000   0.000   28.334
 20 T0 25     119    16,323,409.64    2.73 137,171.51   7.942 653.410  99.964 23.301  1.317  7.387 24.801  0.000   0.000   35.730
 25 TO 30     212    29,409,135.73    4.91 138,722.34   7.911 658.808  99.979 28.168  1.348  6.812 22.595  0.000   0.000   25.919
 30 TO 35     353    50,829,444.23    8.49 143,992.76   7.974 651.196  99.928 33.244  0.849  7.606 21.067  0.000   0.000   30.490
 35 TO 40     496    81,230,735.18   13.56 163,771.64   7.892 658.972  99.905 37.995  1.513 10.751 12.535  0.000   0.000   34.395
 40 TO 45     900   159,365,768.01   26.60 177,073.08   7.841 656.624  99.989 43.221  2.040 13.713 11.212  0.000   0.000   45.024
 45 TO 50     814   168,867,584.52   28.19 207,454.04   7.651 679.744 100.031 48.087  0.000 20.435 15.684  0.000   0.000   48.559
 50 TO 55     533    81,543,155.55   13.61 152,989.03   7.856 648.085  99.870 53.314  0.000 11.732 27.028  0.000   0.000   45.800
 55 TO 60                               --         --
  60 PLUS                               --         --
    TOTAL    3508   599,023,912.88  100.00 170,759.38   7.814 661.946  99.967 42.601  1.035 13.746 16.746  0.000   0.000   41.941
             ----   --------------  ------ ----------   ----- -------  ------ ------  ----- ------ ------  -----   -----   ------
DTI MEAN:   42.60                   MEDIAN      44.00 STD DEV    8.94



                                                      WA LOAN

     PURPOSE :        # LOANS    BALANCE $      %     BALANCE
     ---------        -------    ---------      -     -------
             PURCHASE  2900   488,522,119.55  81.55 168,455.90
  REFINANCE (NO CASH)    56    10,186,674.95   1.70 181,904.91
REFINANCE (RATE TERM)                            --         --
 CASH OUT REFINANCE
       BELOW 70% LTV                             --         --
 CASH OUT REFINANCE
 WITH LTV 70.1% - 75%                            --         --
 CASH OUT REFINANCE
 WITH LTV 75.1% - 80%
 CASH OUT REFINANCE
 WITH LTV 80.1% - 85%
 CASH OUT REFINANCE
 WITH LTV 85.1% -90%
 CASH OUT REFINANCE
 WITH LTV > 90%         552   100,315,118.38  16.75 181,730.29
                        ---   --------------  ----- ----------
                TOTAL  3508   599,023,912.88 100.00 170,759.38

                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

                              WA AVE                 NON -  NON     REFI     MI   NINA/NO
     PURPOSE :         $WAC   FICO   WA %LTV  % DTI PRIM  SF/PUD  CACHOUT COVERED   DOC     IO
     ---------         ----   ----   -------  ----- ----  ------  ------- -------   ---     --
             PURCHASE  7.788 663.751 100.041 42.598 1.269 15.502   0.000   0.000   0.000  47.729
  REFINANCE (NO CASH)  7.873 657.748  98.471 42.459 0.000  6.302   0.000   0.000   0.000  16.394
REFINANCE (RATE TERM)
 CASH OUT REFINANCE
       BELOW 70% LTV
 CASH OUT REFINANCE
 WITH LTV 70.1% - 75%
 CASH OUT REFINANCE
 WITH LTV 75.1% - 80%
 CASH OUT REFINANCE
 WITH LTV 80.1% - 85%
 CASH OUT REFINANCE
 WITH LTV 85.1% -90%
 CASH OUT REFINANCE
 WITH LTV > 90%        7.938 653.582  99.760 42.630 0.000  5.948 100.000   0.000   0.000  16.351

                TOTAL  7.814 661.946  99.967 42.601 1.035 13.746  16.746   0.000   0.000  41.941

                                              WA LOAN              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

  OCCUPANCY                                                   WA AVE                  NON -   NON     REFI    MI    NINA/NO
    STATUS :   # LOANS   BALANCE $      %    BALANCE $   WAC   FICO   WA %LTV % DTI   PRIM   SF/PUD CACHOUT COVERED   DOC     IO
    --------   -------   ---------      -    ---------   ---   ----   ------- -----   ----   ------ ------- -------   ---     --
OWNER OCCUPIED  3471   592,826,870.56  98.97 170,794.26 7.815 661.193  99.968 42.662   0.000 13.776 16.921   0.000  0.000   42.379
    INVESTMENT                            --         --
2ND/VACATION
       /OTHER     37     6,197,042.32   1.03 167,487.63 7.790 733.995  99.919 36.725 100.000 10.865  0.000   0.000  0.000    0.000
       -------    --     ------------   ---- ---------- ----- -------  ------ ------ ------- ------  -----   -----  -----    -----
         TOTAL  3508   599,023,912.88 100.00 170,759.38 7.814 661.946  99.967 42.601   1.035 13.746 16.746   0.000  0.000   41.941


                                                       WA LOAN

  DOCUMENTATION TYPE : # LOANS    BALANCE $      %     BALANCE $
  -------------------- -------    ---------      -     ---------
    FULL DOCUMENTATION   2311  316,338,763.97  52.81  136,883.93
 LIMITED DOCUMENTATION      9    1,521,650.00   0.25  169,072.22
  STATED DOCUMENTATION
        WITH LTV < 70%                            --          --
  STATED DOCUMENTATION
  WITH LTV 70.1% - 80%

  STATED DOCUMENTATION
  WITH LTV 80.1% - 85%


  STATED DOCUMENTATION
  WITH LTV 85.1% - 90%    527  156,898,709.61 26.19  297,720.51
NO INCOME VERIFICATION    645  120,482,968.87 20.11  186,795.30
                  NINA                           --          --
                NO DOC                           --          --
               BLENDED     16    3,781,820.43   0.63 236,363.78
                           --    ------------   ---- ----------
                 TOTAL   3508  599,023,912.88 100.00 170,759.38

                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS


                               WA AVE                 NON -   NON   REFI     MI    NINA/NO
  DOCUMENTATION TYPE :     WAC   FICO  WA %LTV  % DTI PRIM  SF/PUD CACHOUT COVERED  DOC      IO
  --------------------     ---   ----  -------  ----- ----  ------ ------- -------  ---      --
    FULL DOCUMENTATION   7.992 639.890 100.022 42.145 1.959  9.321 10.321   0.000  0.000   39.009
 LIMITED DOCUMENTATION   7.505 673.029 100.000 41.449 0.000  6.112  0.000   0.000  0.000   71.166
  STATED DOCUMENTATION
        WITH LTV < 70%
  STATED DOCUMENTATION
  WITH LTV 70.1% - 80%

  STATED DOCUMENTATION
  WITH LTV 80.1% - 85%


  STATED DOCUMENTATION
  WITH LTV 85.1% - 90%   7.542 691.702  99.952 43.727 0.000 24.561  2.625   0.000  0.000   78.744
NO INCOME VERIFICATION   7.717 680.264  99.843 42.261 0.000 11.250 52.643   0.000  0.000    0.486
                  NINA
                NO DOC
               BLENDED   7.484 684.350 100.000 45.302 0.000 17.716  3.226   0.000  0.000   69.252
                         ----- ------- ------- ------ ----- ------  -----   -----  -----   ------
                 TOTAL   7.814 661.946  99.967 42.601 1.035 13.746 16.746   0.000  0.000   41.941

                                            WA LOAN                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

                                                               WA AVE                 NON-   NON     REFI     MI    NINA/NO
PROPERTY TYPE:# LOANS    BALANCE $     %    BALANCE $    WAC    FICO  WA %LTV  % DTI  PRIM  SF/PUD  CACHOUT COVERED   DOC     IO
------------- -------    ---------     -    ---------    ---    ----  -------  -----  ----  ------  ------- -------   ---     --
SINGLE FAMILY  2697   423,319,458.34  70.67  156,959.38 7.853 657.502  99.971  42.328 0.933   0.000 20.539  0.000   0.000    37.240
 PLANNED UNIT
  DEVELOPMENT
        (PUD)   437    93,364,837.51  15.59  213,649.51 7.778 662.395 100.025  41.979 1.686   0.000  7.928  0.000   0.000    51.465
     2-4 UNIT   121    32,146,916.64   5.37  265,677.00 7.543 690.434  99.976  45.395 0.000 100.000  5.717  0.000   0.000    50.911
    TOWNHOUSE                            --          --
        CONDO   253    50,192,700.39   8.38  198,390.12 7.729 680.344  99.826  44.265 1.341 100.000  8.226  0.000   0.000    58.132
           MH                            --          --
        OTHER                            --          --
               ----   -------------- ------  ---------- ----- -------  ------  ------ -----  ------ ------  -----   -----    ------
        TOTAL  3508   599,023,912.88 100.00  170,759.38 7.814 661.946  99.967  42.601 1.035  13.746 16.746  0.000   0.000    41.941



                                                     WA LOAN
           UPB:      # LOANS    BALANCE $      %    BALANCE $
          -----      -------    ---------      -    ---------
       BELOW $50,000  120      5,170,332.88   0.86  43,086.11
  $50,001 TO $75,000  415     26,783,684.92   4.47  64,539.00
 $75,001 TO $100,000  606     53,208,018.16   8.88  87,802.01
$100,001 TO $125,000  427     48,461,032.47   8.09 113,491.88
$125,001 TO $150,000  460     63,421,901.03  10.59 137,873.70
$150,001 TO $200,000  552     95,719,135.49  15.98 173,404.23
$200,001 TO $250,000  286     64,085,177.44  10.70 224,074.05
$250,001 TO $300,000  199     54,192,748.47   9.05 272,325.37
$300,001 TO $350,000  141     46,254,639.36   7.72 328,047.09
$350,001 TO $400,000   87     32,717,014.19   5.46 376,057.63
$400,001 TO $450,000   61     25,747,638.82   4.30 422,092.44
$450,000 TO $500,000   55     26,220,407.47   4.38 476,734.68
$500,001 TO $600,000   72     39,152,616.50   6.54 543,786.34
$600,001 TO $700,000   22     14,244,465.68   2.38 647,475.71
       $700 001 PLUS    5      3,645,100.00   0.61 729,020.00
               TOTAL 3508    599,023,912.88 100.00 170,759.38
                     ----    -------------- ------ ----------
                      MIN             24950    MAX     750000

                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                 NON-  NON     REFI    MI    NINA/NO
          UPB :       WAC    FICO    %LTV  % DTI PRIM SF/PUD CACHOUT COVERED   DOC     IO
          -----       ---    ----    ----  ----- ---- ------ ------- -------   ---     --
       BELOW $50,000 8.48   642.58  100.00 38.35 1.43   9.02    5.32  0.00     0.00    5.93
  $50,001 TO $75,000 8.35   637.61  100.02 40.61 1.29  10.08    8.20  0.00     0.00    8.42
 $75,001 TO $100,000 8.16   636.00   99.97 40.87 0.83   6.53   13.95  0.00     0.00   19.88
$100,001 TO $125,000 8.00   640.12   99.97 42.07 0.24   4.29   12.67  0.00     0.00   25.13
$125,001 TO $150,000 7.95   645.06  100.01 42.19 1.31  10.05   17.37  0.00     0.00   28.63
$150,001 TO $200,000 7.90   654.14  100.00 42.42 0.91  10.41   24.34  0.00     0.00   36.03
$200,001 TO $250,000 7.72   665.03  100.00 42.54 1.99  12.45   17.48  0.00     0.00   39.88
$250,001 TO $300,000 7.67   672.66  100.02 43.02 1.53  17.55   20.27  0.00     0.00   48.67
$300,001 TO $350,000 7.73   666.98  100.01 44.08 2.15  15.56   20.51  0.00     0.00   51.63
$350,001 TO $400,000 7.57   681.74   99.67 43.52 0.00  17.44   15.08  0.00     0.00   53.69
$400,001 TO $450,000 7.48   681.17   99.92 43.10 1.65  26.16   14.81  0.00     0.00   58.99
$450,000 TO $500,000 7.58   681.88   99.96 44.78 0.00  27.38   12.63  0.00     0.00   69.30
$500,001 TO $600,000 7.47   694.15   99.98 42.95 0.00  26.48   12.64  0.00     0.00   78.07
$600,001 TO $700,000 7.39   720.84   99.96 46.02 0.00  18.29    9.04  0.00     0.00   86.50
       $700 001 PLUS 7.20   725.71   98.91 39.31 0.00   0.00    0.00  0.00     0.00  100.00
                     ----   ------   ----- ----- ----   ----    ----  ----     ----  ------
               TOTAL 7.81   661.95   99.97 42.60 1.03  13.75   16.75  0.00     0.00   41.94

                                               WA LOAN                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                                                                      NON-    NON     REFI    MI    NINA/NO
      STATE:   # LOANS    BALANCE $      %     BALANCE $   WAC  FICO     %LTV   % DTI PRIM  SF/PUD  CACHOUT COVERED   DOC     IO
     -------   -------    ---------      -     ---------   ---  ----     ----   ----- ----  ------  ------- -------   ---     --
    CALIFORNIA    299  115,530,875.16  19.29  386,390.89 7.378 692.120  99.946 43.926 0.725  23.860   6.693  0.000  0.000   79.651
       FLORIDA    235   45,413,613.23   7.58  193,249.42 7.848 670.983 100.155 42.443 2.834   8.303  10.743  0.000  0.000   47.274
      MICHIGAN    263   39,582,723.75   6.61  150,504.65 7.714 655.790  99.891 43.062 0.596  17.307  27.721  0.000  0.000   32.026
          OHIO    327   37,748,822.07   6.30  115,439.82 7.939 639.857  99.951 42.316 0.625   5.721  21.664  0.000  0.000   32.404
      ILLINOIS    211   37,695,409.40   6.29  178,651.23 7.926 664.266  99.877 43.726 0.000  17.365  42.916  0.000  0.000   22.115
         TEXAS    231   27,746,070.68   4.63  120,112.86 8.075 639.602  99.991 40.338 1.160   3.861   0.000  0.000  0.000   14.144
       GEORGIA    168   24,628,162.80   4.11  146,596.21 8.049 642.789  99.905 43.199 3.843   4.005  13.207  0.000  0.000   47.470
      NEW YORK    114   23,349,952.09   3.90  204,824.14 7.748 679.797  99.891 43.998 0.000  31.051  19.513  0.000  0.000   19.265
NORTH CAROLINA    164   22,944,046.49   3.83  139,902.72 8.064 643.757  99.950 41.283 0.501   1.568   9.451  0.000  0.000   39.464
     MINNESOTA    104   20,993,594.43   3.50  201,861.48 7.539 673.329 100.004 41.853 1.594  11.090  19.761  0.000  0.000   48.219
       INDIANA    183   19,440,581.73   3.25  106,232.69 8.016 639.463 100.030 40.219 0.227   1.669  11.631  0.000  0.000   16.781
    NEW JERSEY     61   16,049,586.20   2.68  263,107.97 7.711 673.214  99.925 44.547 0.000  40.320  23.005  0.000  0.000   37.365
     TENNESSEE    123   13,263,023.69   2.21  107,829.46 8.037 635.044  99.880 41.814 0.000   0.000  19.827  0.000  0.000   19.466
      MARYLAND     52   11,579,090.21   1.93  222,674.81 7.976 656.758 100.449 42.048 0.000  15.956  10.319  0.000  0.000   48.089
SOUTH CAROLINA     89   11,170,585.34   1.86  125,512.19 8.183 643.101  99.855 40.693 2.681   1.359   9.568  0.000  0.000   39.422
         OTHER    884  131,887,775.61  22.02  149,194.32 7.976 653.080  99.964 41.985 1.167  11.113  20.778  0.000  0.000   32.904
                 ----  -------------- ------  ---------- ----- -------  ------ ------ -----  ------  ------  -----  -----   ------
         TOTAL   3508  599,023,912.88 100.00  170,759.38 7.814 661.946  99.967 42.601 1.035  13.746  16.746  0.000  0.000   41.941

                                            WA LOAN                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
 CALIFORNIA                                                                        NON-   NON    REFI     MI    NINA/NO
  BREAKDOWN: # LOANS     BALANCE $     %    BALANCE $  WAC   FICO    %LTV   % DTI  PRIM  SF/PUD CACHOUT COVERED  DOC      IO
 ----------- -------     ---------     -    ---------  ---   ----    ----   -----  ----  ------ ------- -------  ---      --
  CA NORTH      86    31,401,444.88  27.18 365,133.08 7.445 684.268 100.058 43.263 0.000 20.525  8.838   0.000  0.000   83.219
  CA SOUTH     213    84,129,430.28  72.82 394,973.85 7.353 695.050  99.904 44.173 0.996 25.104  5.893   0.000  0.000   78.319
               ---   -------------- ------ ---------- ----- -------  ------ ------ ----- ------  -----   -----  -----   ------
     TOTAL     299   115,530,875.16 100.00 760,106.93 7.378 692.120  99.946 43.926 0.725 23.860  6.693   0.000  0.000   79.651

                                               WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                               -------    ------------------------------------------------------------------------
  FIXED/                                                       WA AVE                            NON    REFI     MI    NINA/
 FLOATING:   # LOANS     BALANCE $        %    BALANCE $  WAC   FICO   WA %LTV % DTI  NON-PRIM SF/PUD CACHOUT COVERED NO DOC    IO
 ---------   -------     ---------        -    ---------  ---   ----   ------- -----  -------- ------ ------- ------- ------    --
 1 YEAR ARM      5        772,792.07    0.13  154,558.41 7.555 652.985  99.995 43.160   0.000  17.987  50.984  0.000  0.000    0.000
   2/28 ARM   1566    230,906,772.74   38.55  147,450.05 7.863 656.708  99.981 41.511   1.993  10.606  22.871  0.000  0.000    0.000
2/28 ARM IO    815    197,565,867.83   32.98  242,412.11 7.673 668.554  99.948 44.235   0.000  18.635   5.572  0.000  0.000  100.000
   3/27 ARM    354     55,800,527.72    9.32  157,628.61 7.717 665.032  99.981 41.808   1.636  16.788  24.563  0.000  0.000    0.000
3/27 ARM IO    225     45,661,298.21    7.62  202,939.10 7.768 660.648  99.933 42.725   0.000  18.398  10.410  0.000  0.000  100.000
   5/25 ARM     18      3,093,692.75    0.52  171,871.82 7.662 680.869 100.624 42.511   5.073  13.317  31.315  0.000  0.000    0.000
5/25 ARM IO     13      3,273,900.00    0.55  251,838.46 7.545 686.835  99.997 47.080   0.000   7.360   5.498  0.000  0.000  100.000
 FIXED RATE    512     61,949,061.56   10.34  120,994.26 8.230 656.424  99.957 41.835   0.849   3.991  26.624  0.000  0.000    7.645
      OTHER                               --          --
      TOTAL   3508    599,023,912.88  100.00  170,759.38 7.814 661.946  99.967 42.601   1.035  13.746  16.746  0.000  0.000   41.941

                                               WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                               -------    ------------------------------------------------------------------------
 MONTHS TO                                                     WA AVE                           NON     REFI   MI      NINA/
RATE RESET:  # LOANS     BALANCE $       %     BALANCE $  WAC   FICO   WA %LTV % DTI  NON-PRIM SF/PUD CACHOUT COVERED NO DOC    IO
 ---------   -------     ---------       -     ---------  ---   ----   ------- -----  -------- ------ ------- ------- ------    --
       1-12      5        772,792.07    0.13  154,558.41 7.555 652.985  99.995 43.160   0.000  17.987  50.984  0.000  0.000    0.000
    13 - 24   2372    426,988,235.57   71.28  180,011.90 7.776 662.210  99.966 42.783   1.078  14.153  14.946  0.000  0.000   46.105
    25 - 36    587    102,848,230.93   17.17  175,209.93 7.739 662.791  99.960 42.172   0.888  18.128  17.949  0.000  0.000   45.080
    37 - 49      1         98,000.00     0.0  298,000.00 8.125 756.000 100.000 34.000   0.000   0.000   0.000  0.000  0.000    0.000
      49 >=     31      6,367,592.75    1.06  205,406.22 7.602 683.936 100.302 44.860   2.465  10.254  18.041  0.000  0.000   51.415
        N/A    512     61,949,061.56   10.34  120,994.26 8.230 656.424  99.957 41.835   0.849   3.991  26.624  0.000  0.000    7.645
      TOTAL   3508    599,023,912.88  100.00  170,759.38 7.814 661.946  99.967 42.601   1.035  13.746  16.746  0.000  0.000   41.941



                                               WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                               -------    ------------------------------------------------------------------------
                                                               WA AVE                           NON     REFI   MI      NINA/
   LIEN:     # LOANS     BALANCE $       %     BALANCE $  WAC   FICO   WA %LTV % DTI  NON-PRIM SF/PUD CACHOUT COVERED NO DOC    IO
   ----      -------     ---------       -     ---------  ---   ----   ------- -----  -------- ------ ------- ------- ------    --
   1ST LIEN    3508   599,023,912.88  100.00  170,759.38 7.814 661.946  99.967  42.601  1.035  13.746 16.746   0.000  0.000   41.941
     SECOND
 LIENS WITH
  LTV BELOW
        85%                               --          --
     SECOND
 LIENS WITH
  LTV 85.1%
      - 90%                               --          --
     SECOND
 LIENS WITH
  LTV 90.1%
      - 95%
     SECOND
 LIENS WITH
  LTV ABOVE
        95%

      OTHER                               --          --
      TOTAL    3508   599,023,912.88  100.00  170,759.38 7.814 661.946  99.967  42.601  1.035  13.746 16.746   0.000  0.000   41.941


                                               WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                               -------    ------------------------------------------------------------------------
                                                               WA AVE                           NON     REFI   MI      NINA/
PREPAYMENT:  # LOANS     BALANCE $       %     BALANCE $  WAC   FICO   WA %LTV % DTI  NON-PRIM SF/PUD CACHOUT COVERED NO DOC   IO
-----------  -------     ---------       -     ---------  ---   ----   ------- -----  -------- ------ ------- ------- ------   --

    NONE        845   151,707,702.40   25.33  179,535.74 7.976 663.662  99.844  42.682  1.525  16.732  16.518  0.000  0.000   38.957
6 MONTHS                                  --          --
  1 YEAR        127    26,043,821.91    4.35  205,069.46 8.021 675.115  99.902  43.842  0.710  25.569  15.949  0.000  0.000   50.817
  2 YEAR       1563   275,929,324.96   46.06  176,538.28 7.772 660.853 100.025  42.417  0.862  12.311  13.590  0.000  0.000   44.393
  3 YEAR        973   145,343,063.61   24.26  149,376.22 7.689 659.871  99.998  42.643  0.908  11.234  23.120  0.000  0.000   38.811
  5 YEAR                                  --          --
   OTHER                                  --          --
   TOTAL       3508   599,023,912.88  100.00  170,759.38 7.814 661.946  99.967  42.601  1.035  13.746  16.746  0.000  0.000   41.941

                                               WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                               -------    ------------------------------------------------------------------------
                                                               WA AVE                            NON    REFI     MI    NINA/
  INDEX:     # LOANS     BALANCE $        %    BALANCE $  WAC   FICO   WA %LTV % DTI  NON-PRIM SF/PUD CACHOUT COVERED NO DOC    IO
  -----      -------     ---------        -    ---------  ---   ----   ------- -----  -------- ------ ------- ------- ------    --
    LIBOR -
    6 MONTH    996    537,074,851.32   89.66  179,263.97 7.767 662.583  99.969  42.689  1.056  14.871  15.607  0.000  0.000   45.897
    LIBOR -
    1 MONTH                               --          --
 FIXED RATE    512     61,949,061.56   10.34  120,994.26 8.230 656.424  99.957  41.835  0.849   3.991  26.624  0.000  0.000    7.645
      OTHER                               --          --
      TOTAL    508    599,023,912.88  100.00  170,759.38 7.814 661.946  99.967  42.601  1.035  13.746  16.746  0.000  0.000   41.941

                                              WA LOAN                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                                              -------    -------------------------------------------------------------------------
MORTGAGE                                                      WA AVE                             NON    REFI     MI    NINA/
INSURANCE:   # LOANS     BALANCE $        %   BALANCE $  WAC   FICO   WA %LTV % DTI  NON-PRIM  SF/PUD CACHOUT COVERED NO DOC    IO
----------   -------     ---------        -   ---------  ---   ----   ------- -----  --------  ------ ------- ------- ------    --
   80 PLUS
LTV WITH MI                                0          0
80 PLUS LTV
 WITHOUT MI    3507   598,624,812.88   99.93 170,694.27 7.814 661.950 99.986   42.605  1.035    13.688 16.758  0.000   0.000  41.969
   BELOW 80
LTV WITH MI                               --         --
NOT COVERED
      BY MI       1       399,100.00    0.07 399,100.00 8.250 656.000 72.560   36.000  0.000   100.000  0.000  0.000   0.000  0.000
      OTHER                               --         --
      TOTAL    3508   599,023,912.88  100.00 170,759.38 7.814 661.946 99.967   42.601  1.035    13.746 16.746  0.000   0.000  41.941